Exhibit 99(b)

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

Equity Purchase Form (Registered Holders)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
SOLUTIA INC., et al.,	:	Case No. 03-17949 (PCB)
:
Debtors.	:	(Jointly Administered)
:
x

INSTRUCTIONS TO EQUITY PURCHASE FORM
IN CONNECTION WITH SOLUTIA’S FIFTH AMENDED JOINT PLAN
OF REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

EXPIRATION DATE

The Expiration Date for Exercise of the Rights is 2:00 p.m. Eastern Time
on December 6, 2007 (the “Expiration Date”).
Please leave sufficient time for your Equity Purchase Form
to be actually received by the Subscription Agent on or before the Expiration Date.

To Shareholders:

On October 19, 2007, Solutia Inc., together with its direct and indirect subsidiaries and its affiliates Solutia Business Enterprises Inc., Solutia Systems, Inc., Solutia Overseas, Inc., CPFilms Inc., Solutia Management Company, Inc., Monchem International, Inc., Axio Research Corporation, Solutia Investments, LLC, Beamer Road Management Company, Monchem, Inc., Solutia Inter-America, Inc., Solutia International Holding, LLC, Solutia Taiwan, Inc. and Solutia Greater China, Inc., as debtors and debtors in possession (collectively, “Solutia”), filed Solutia’s Fifth Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Amended Plan”) and the accompanying Disclosure Statement for Solutia’s Fifth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”). Pursuant to the Amended Plan, each holder of at least 11 shares of common stock in Solutia Inc. as of the Equity Purchase Record Date (each, an “Eligible Stockholder”) has the right, but not the obligation, to purchase up to its pro rata share of the 10,157, 500 shares of new common stock available under the Equity Purchase Offering.9 Moreover, if there is an Under-Subscription, Eligible Stockholders that elect to purchase Additional Rights may purchase the elected number of additional shares of new common stock; provided, however, that in the event that Eligible Stockholders elect to exercise more Additional Rights than are

9 All capitalized terms used but not otherwise defined herein shall have the meaning ascribed them in the accompanying Equity Purchase Procedures.

EPF-Reg	Common Stock

CUSIP 834376 10 5

available for all Eligible Stockholders electing to exercise Additional Rights, Eligible Holders will only be able to purchase their pro rata share. For a complete description of the Equity Purchase Offering, please see the accompanying Equity Purchase Procedures.

You have received the attached Equity Purchase Form because you have been identified as a holder of a sufficient number of shares of common stock of Solutia to receive a Right. If you would like to participate in the Equity Purchase Offering, please follow the instructions provided below to complete and return the attached Equity Purchase Form and remit your payment to the Subscription Agent — Financial Balloting Group, LLC, so that it is actually received by the Subscription Agent on or before the Expiration Date set forth above.

Questions:  If you have any questions about this Equity Purchase Form or the exercise procedures described herein, please contact the Subscription Agent - Financial Balloting Group LLC at (800) 809-3247.

Your Equity Purchase Form must be actually received by the Subscription Agent on or before the Expiration Date or the exercise shall be void and your Rights will terminate and be cancelled.

To indicate an interest to purchase new common stock pursuant to the Equity Purchase:

1. Review the amount in Item 1 below

2. Complete the calculation in Item 2a below.

3. Complete Item 2b, indicating the whole number of Initial Rights that you wish to exercise.

4. Complete Item 2c, indicating the whole number of Additional Rights that you wish to exercise, if any.

5. Read and Complete the certification in Item 4.

6. Please Note that your election to exercise Rights will not be binding upon you unless and until your payment of the Total Exercise Price is received by the Subscription Agent.

7. Return the Equity Purchase Form in the pre-addressed envelope so that it is actually received by the Subscription Agent on or before the Expiration Date. Do not send Equity Purchase Forms by email, facsimile, or any other form other than that provided for herein. Please contact the Subscription Agent, Financial Balloting Group, at (800) 809-3247, to confirm receipt of payment.

Before exercising any Rights you should read the Disclosure Statement, including the section entitled, “Risks Related to Solutia’s Business and Industry” and the valuation of the Reorganized Debtors contained therein.

A written prospectus for the offering may be obtained from Financial Balloting Group, LLC, 757 Third Avenue, 3rd Floor, New York, NY 10017 or at www.fbgdocuments.com/soi.

EPF-Reg

2

EQUITY PURCHASE FORM FOR EQUITY PURCHASE
IN CONNECTION WITH SOLUTIA’S FIFTH AMENDED JOINT PLAN
OF REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Please consult the Equity Purchase Procedures for additional information with respect to this Equity Purchase Exercise Form.

SUBSCRIPTION EXPIRATION DATE

The Subscription Expiration Date is 2:00 p.m., Eastern Time
on December 6, 2007, unless extended by the Debtors.

Item 1. Pro Rata Share.  Pursuant to the Amended Plan, each holder of at least 11 shares of common stock of Solutia as of the Equity Purchase Record Date is entitled to participate in the Equity Purchase Offering up to its pro rata share. Your pro rata share is based on the number of shares of common stock of Solutia that you hold.

(Shares of common stock you hold as
of the Equity Purchase Record Date)

Item 2.

2a. Calculation of Maximum Number of Initial Shares of New Common Stock.10 The maximum number of initial shares of new common stock for which you may subscribe is calculated as follows:

(Number of shares of Solutia Stock you hold as of the Equity Purchase Record Date)	X	0.09	=	Maximum number of Initial Shares (Round to the Nearest Whole Number)

2b. Exercise Amount.  By completing the following section, you are indicating an interest to purchase the number of shares of new common stock specified below (specify a whole number of new common stock (not greater than the figure in Item 2a)), at an exercise price of $17.23 per share, on the terms of and subject to the conditions set forth in the Equity Purchase Procedures.

	X	$17.23	=	$
(Indicate number of initial shares of New Common Stock you elect to purchase)

2c. Additional Rights Amount.  Only if you have exercised the maximum number of initial shares of new common stock in 2b, by filling in the following blank, you are indicating an interest to purchase the number of additional shares of new common stock specified below (specify a whole number of shares of new common stock), at an exercise price of $17.23 per share, on the terms of and subject to the conditions set forth in the Equity Purchase Procedures. A total of 10,157,500 shares of new common stock are available for purchase through the exercise of the Rights. There is no guarantee that any Additional Rights will be available for you to exercise.

	X	$17.23	=	$
(Indicate number of additional shares of New Common Stock you elect to purchase)

10 To be completed as of the Equity Purchase Record Date.

EPF-Reg

3

Item 4. Certifications.  I certify that I am the holder, or the authorized signatory of the holder, and I am, or such holder is, entitled to participate in the Equity Purchase Offering to the extent of my, or such holder’s, pro rata share indicated under Item 1 above.

Date:          , 2007

Name of Holder:
(Print or Type)

Social Security or Federal Tax I.D. No.:

Signature:

Name of Person Signing:
(If other than holder)

Title (if corporation, partnership or LLC):

Street Address:

City, State, Zip Code:

Telephone Number:

Email Address:

Facsimile Number:

PLEASE NOTE: NO RIGHT WILL BE VALID UNLESS A PROPERLY COMPLETED AND SIGNED EQUITY PURCHASE FORM AND IS RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 2:00 P.M. EASTERN TIME ON DECEMBER 6, 2007.

A NOTICE WILL BE SENT TO YOU SETTING FORTH THE INITIAL RIGHTS YOU HAVE ELECTED TO AND ARE ALLOWED TO PURCHASE, INDICATING THE NUMBER OF ADDITIONAL RIGHTS YOU HAVE ELECTED TO AND ARE ALLOWED TO EXERCISE AND SETTING FORTH THE TOTAL EXERCISE PRICE FOR SUCH RIGHTS. PAYMENT FOR THE UNDERLYING NEW COMMON STOCK WILL BE DUE BY WIRE TRANSFER, CERTIFIED BANK CHECK OR CASHIER’S CHECK WITHIN TEN DAYS AFTER THE DATE OF SUCH NOTICE. ANY FAILURE TO TIMELY PAY FOR THE EXERCISE OF SUCH RIGHTS WILL RESULT IN A REVOCATION AND RELINQUISHMENT OF SUCH RIGHTS.

EPF-Reg

4

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

Equity Purchase Form (Nominees)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
SOLUTIA INC., et al.,	:	Case No. 03-17949 (PCB)
:
Debtors.	:	(Jointly Administered)
:
x

INSTRUCTIONS TO EQUITY PURCHASE FORM
IN CONNECTION WITH SOLUTIA’S FIFTH AMENDED JOINT PLAN
OF REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

EXPIRATION DATE

The Expiration Date for Exercise of the Rights is 2:00 p.m. Eastern Time
on December 6, 2007 (the “Expiration Date”).
Please leave sufficient time for your Equity Purchase Form
to reach your Nominee and be processed on or before the Expiration Date.

To Shareholders:

On October 19, 2007, Solutia Inc., together with its direct and indirect subsidiaries and its affiliates Solutia Business Enterprises Inc., Solutia Systems, Inc., Solutia Overseas, Inc., CPFilms Inc., Solutia Management Company, Inc., Monchem International, Inc., Axio Research Corporation, Solutia Investments, LLC, Beamer Road Management Company, Monchem, Inc., Solutia Inter-America, Inc., Solutia International Holding, LLC, Solutia Taiwan, Inc. and Solutia Greater China, Inc., as debtors and debtors in possession (collectively, “Solutia”), filed Solutia’s Fifth Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Amended Plan”) and the accompanying Disclosure Statement for the Solutia’s Fifth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”). Pursuant to the Amended Plan, each holder of at least 11 shares of common stock in Solutia Inc. as of the Equity Purchase Record Date (each, an “Eligible Stockholder”) has the right, but not the obligation, to purchase up to its pro rata share of the 10,157,500 shares of new common stock available under the Equity Purchase Offering.11 Moreover, if there is an Under-Subscription, Eligible Stockholders that elect to purchase Additional Rights may purchase the elected number of additional shares of new common stock; provided, however, that in the event that Eligible Stockholders elect to exercise more Additional Rights than are

11 All capitalized terms used but not otherwise defined herein shall have the meaning ascribed them in the accompanying Equity Purchase Procedures.

EPF-Nom	Common Stock	CUSIP 834376 10 5

available for all Eligible Stockholders electing to exercise Additional Rights, Eligible Holders will only be able to purchase their pro rata share. For a complete description of the Equity Purchase Offering, please see the accompanying Equity Purchase Procedures.

You have received the attached Equity Purchase Form because you have been identified as a holder as of the Equity Purchase Record Date of a sufficient number of shares of common stock of Solutia to receive a Right. Please utilize the attached Equity Purchase Form to execute your election. In order to participate in the Equity Purchase Offering you must complete and return the attached Equity Purchase Form to your bank, broker or other nominee (each of the foregoing, a “Nominee”), or otherwise follow the instructions of your Nominee, with sufficient time for your instructions to be processed and delivered by your nominee to the Subscription Agent on or before the Expiration Date set forth above. Your subscription will be processed by the Nominee in accordance with the established procedures.

Questions:  If you have any questions about this Equity Purchase Form or the exercise procedures described herein, please contact the Subscription Agent - Financial Balloting Group LLC at (800) 809-3247.

Your Nominee must process any subscription to be made on your behalf on or before the Expiration Date or the exercise shall be void and your Rights will terminate and be cancelled.

To indicate an interest to purchase new common stock pursuant to the Equity Purchase offering:

1. Review the amount in Item 1 below

2. Complete the calculation in Item 2a below.

3. Complete Item 2b, indicating the whole number of Initial Rights that you wish to exercise.

4. Complete Item 2c, indicating the whole number of Additional Rights that you wish to exercise, if any.

5. Please Note that your election to exercise Rights will not be binding upon you unless and until your payment of the Total Exercise Price is received by the Subscription Agent.

6. Read and Complete the certification in Item 4.

7. Return the Equity Purchase Form in the pre-addressed envelope to your Nominee (or otherwise follow the instructions of your Nominee) in sufficient time for your instructions to be processed and delivered by your Nominee to the Subscription Agent on or before the Expiration Date.

Before exercising any Rights you should read the Disclosure Statement, including the section entitled, “Risks Related to Solutia’s Business and Industry” and the valuation of the Reorganized Debtors contained therein.

A written prospectus for the offering may be obtained from Financial Balloting Group, LLC, 757 Third Avenue, 3rd Floor, New York, NY 10017 or at www.fbgdocuments.com/soi.

EPF-Nom

2

EQUITY PURCHASE FORM FOR EQUITY PURCHASE
IN CONNECTION WITH SOLUTIA’S FIFTH AMENDED JOINT PLAN
OF REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Item 1. Pro Rata Share.  Pursuant to the Amended Plan, each holder of at least 11 shares of common stock of Solutia as of the Equity Purchase Record Date is entitled to participate in the Equity Purchase Offering up to its pro rata share. Your pro rata share is based on the number of shares of common stock of Solutia that you hold. Please contact your Nominee if you do not know the amount of shares of common stock of Solutia held on your behalf.

(Shares of common stock you hold as
of the Equity Purchase Record Date)

Item 2.

2a. Calculation of Maximum Number of Initial Shares of New Common Stock.12 The maximum number of initial shares of new common stock for which you may subscribe is calculated as follows:

(Number of shares of Solutia Stock you hold as of the Equity Purchase Record Date)	X	0.09	=	Maximum number of Initial Shares (Round to the Nearest Whole Number)

2b. Exercise Amount.  By completing the following section, you are indicating an interest to purchase the number of shares of new common stock specified below (specify a whole number of new common stock (not greater than the figure in Item 2a)), at an exercise price of $17.23 per share, on the terms of and subject to the conditions set forth in the Equity Purchase Procedures.

	X	$17.23	=	$
(Indicate number of initial shares of New Common Stock you elect to purchase)

2c. Additional Rights Amount.  Only if you have exercised the maximum number of initial shares of new common stock in 2b, by filling in the following blank, you are indicating an interest to purchase the number of additional shares of new common stock specified below (specify a whole number of shares of new common stock), at an exercise price of $17.23 per share, on the terms of and subject to the conditions set forth in the Equity Purchase Procedures. A total of 10,157,500 shares of new common stock are available for purchase through the exercise of the Rights. There is no guarantee that any Additional Rights will be available for you to exercise.

	X	$17.23	=	$
(Indicate number of additional shares of New Common Stock you elect to purchase)

If, on or prior to the Expiration Date, your Nominee for any reason has not processed your subscription in accordance with the established procedures, you will be deemed to have relinquished and waived your right to participate in the Equity Purchase.

12 To be completed as of the Equity Purchase Record Date.

EPF-Nom

3

Item 4.  Certifications.  I certify that I am the holder, or the authorized signatory of the holder, of the amount of shares of common stock of Solutia listed under Item 1 above and I am, or such holder is, entitled to participate in the Equity Purchase Offering to the extent of my, or such holder’s, pro rata share indicated under Item 1 above.

Date:          , 2007

Name of Holder:
(Print or Type)

Social Security or Federal Tax I.D. No.:

Signature:

Name of Person Signing:
(If other than holder)

Title (if corporation, partnership or LLC):

Street Address:

City, State, Zip Code:

Telephone Number:

Email Address:

Facsimile Number:

PLEASE NOTE: NO RIGHT WILL BE VALID UNLESS A PROPERLY COMPLETED AND SIGNED MASTER EQUITY PURCHASE FORM IS SUBMITTED ON YOUR BEHALF BY YOUR NOMINEE AND IS RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 2:00 P.M. EASTERN TIME ON DECEMBER 6, 2007.

A NOTICE WILL BE SENT TO YOUR NOMINEE BY FACSIMILE AND/OR EMAIL SETTING FORTH THE INITIAL RIGHTS YOU HAVE ELECTED TO AND ARE ALLOWED TO PURCHASE, INDICATING THE NUMBER OF ADDITIONAL RIGHTS YOU HAVE ELECTED TO AND ARE ALLOWED TO EXERCISE AND SETTING FORTH THE TOTAL EXERCISE PRICE FOR SUCH RIGHTS. PAYMENT FOR THE UNDERLYING NEW COMMON STOCK WITH RESPECT TO THE INITIAL RIGHTS AND THE ADDITIONAL RIGHTS WILL BE DUE WITHIN TEN CALENDAR DAYS AFTER THE DATE OF SUCH NOTICE, TO BE MADE IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. ANY FAILURE TO TIMELY PAY FOR THE EXERCISE OF RIGHTS WILL RESULT IN A REVOCATION AND RELINQUISHMENT OF SUCH RIGHTS.

EPF-Nom

4

In re Solutia Inc. Case No. 03-17949 (PCB)

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
SOLUTIA INC., et al.,	:	Case No. 03-17949 (PCB)
:
Debtors.	:	(Jointly Administered)
:
x

MASTER EQUITY PURCHASE FORM IN CONNECTION WITH
SOLUTIA’S FIFTH AMENDED JOINT PLAN OF REORGANIZATION

CLASS 20: EQUITY INTERESTS IN SOLUTIA

YOUR MASTER RIGHTS EXERCISE FORM MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, BY 2:00 P.M., EASTERN TIME, ON DECEMBER 6, 2007, THE EXPIRATION DATE FOR EXERCISE OF RIGHTS, OR THE ELECTIONS REPRESENTED BY YOUR MASTER EQUITY PURCHASE FORM WILL NOT BE COUNTED.

Solutia Inc., a debtor and debtor in possession, together with its debtor subsidiaries (collectively, “Solutia”), has filed Solutia’s Fifth Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, dated October 19, 2007 (the “Amended Plan”). The Amended Plan is annexed as Exhibit A to Solutia’s Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, dated October 19, 2007 (the “Disclosure Statement”). The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist creditors in deciding how to vote on the Amended Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Amended Plan by the Bankruptcy Court. There is also an Equity Purchase Offering being made to each “Eligible Stockholder,” as defined in the Amended Plan. Please see the Equity Purchase Offering Procedures, which have been distributed to Eligible Stockholders and are discussed in Section VII.C.2 of the Disclosure Statement, for additional information about the Equity Purchase Offering.

This Master Equity Purchase Form is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent), for beneficial owners, as of November 8, 2007, to transmit the elections of such beneficial owners with regard to their interest in subscribing for Rights pursuant to the Equity Purchase Offering. Please take any action required to enable each beneficial owner to timely complete its Equity Purchase Offering form.

Before you transmit such elections, please carefully review the Disclosure Statement and the Equity Purchase Offering Procedures. If you do not have a copy of the Disclosure Statement, you may obtain such copy by contacting Solutia’s subscription agent (the “Subscription Agent”), Financial Balloting Group LLC, at 646-282-1800. THIS MASTER EQUITY PURCHASE FORM RELATES ONLY TO YOUR RIGHT TO

MEPF-Nom	Common Stock
CUSIP834376 10 5

In re Solutia Inc. Case No. 03-17949 (PCB)

ELECTIONS FOR THE EQUITY PURCHASE OFFERING ON ACCOUNT OF COMMON STOCK OF SOLUTIA.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON AN AGENT OF SOLUTIA OR THE SUBSCRIPTION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE AMENDED PLAN.

IMPORTANT

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER EQUITY PURCHASE FORM, AND RETURN IT SO THAT IT IS RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE THE EXPIRATION DATE FOR EXERCISE OF RIGHTS BY 2:00 P.M., EASTERN TIME, ON DECEMBER 6, 2007. IF THIS MASTER EQUITY PURCHASE FORM IS NOT COMPLETED, SIGNED, AND RECEIVED ON OR BEFORE THE EXPIRATION DATE FOR EXERCISE OF RIGHTS, THE ELECTIONS TRANSMITTED BY THIS MASTER EQUITY PURCHASE FORM WILL NOT BE COUNTED.

You should review the Disclosure Statement, the Amended Plan and the instructions contained herein before you elect to participate in the Equity Purchase Offering. You or the beneficial owners of common stock of Solutia for whom you are the nominee may wish to seek legal advice concerning the Equity Purchase Offering.

A written prospectus for the offering may be obtained from Financial Balloting Group, LLC, 757 Third Avenue, 3rd Floor, New York, NY 10017 or at www.fbgdocuments.com/soi.

Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Amended Plan.

Please see the Equity Purchase Offering Procedures, which have been distributed to Eligible Holders and are discussed in Section VII.C.2 of the Disclosure Statement, for additional information about the Equity Purchase Offering.

Item 1. Certification of Authority to Make Elections.  The undersigned certifies that it is a broker, bank, or other nominee that was the record holder of common stock of Solutia described in Item 2 below as of November 8, 2007, on behalf of the beneficial owners described therein; and accordingly, has full power and authority to elect to participate in the Equity Purchase Offering on behalf of the beneficial owners of the shares listed in Item 2.

MEPF-Nom

In re Solutia Inc. Case No. 03-17949 (PCB)

Item 2. Equity Interests in Solutia (Class 20) Election to Participate in the Equity Purchase Offering — Number of Beneficial Owners.  The undersigned certifies that as of November 8, 2007, the following beneficial owners of common stock of Solutia, as identified by their respective customer account numbers, were beneficial owners of common stock of Solutia in the following aggregate principal amount (insert amount in the boxes below) who wish to make the following elections with regard to the Equity Purchase Offering.

	Number of Shares		Maximum Number
	of Common Stock		of Initial Shares of
	of Solutia Held as		New Common	Number of Initial Shares	Number of Additional
	of the Equity		Stock (Round Down	of New Common Stock	Shares of New Common
Customer Name or Account Number	Purchase Record	X 0.09 =	to Nearest Whole	Beneficial Owner Elects	Stock Beneficial Owner
for Each Beneficial Owner	Date		Number)	to Purchase	Elects to Purchase

1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

TOTALS.

IF YOU ARE ACTING AS A NOMINEE FOR MORE THAN TEN BENEFICIAL OWNERS OF COMMON STOCK OF SOLUTIA, PLEASE ATTACH ADDITIONAL SHEETS, AS NECESSARY.

MEPF-Nom

In re Solutia Inc. Case No. 03-17949 (PCB)

Item 3: Certification.  By signing this Master Equity Purchase Form, the undersigned certifies that each beneficial owner of common stock of Solutia listed in Item 2, above, has been provided with a copy of the Equity Purchase Offering Procedures and the prospectus, which forms a part of the registration statement filed with the Securities and Exchange Commission (the “SEC”) on October 5, 2007, including the exhibits thereto, and certifies and acknowledges that the right to elections for the Equity Purchase Offering is subject to all the terms and conditions set forth in the Disclosure Statement and Equity Purchase Offering Procedures.

Name of Broker, Bank or other Nominee:
(Print or Type)

Participant Number:

Name of Proxy Holder or Agent for Broker,
Bank or Other Nominee (if applicable):

(Print or Type)

Social Security or Federal Tax I.D. No.:
                    (If Applicable)

Signature:

Print Name:

Title:
(If Appropriate)

Facsimile Number*:

Email Address*:

Street Address:

City, State, Zip Code:

Telephone: ( )

Date Completed:

*	TO ENSURE RECEIPT OF THE NOTICE REGARDING THE RIGHTS YOUR CLIENTS ARE ELIGIBLE TO PURCHASE, PLEASE PROVIDE YOUR FAX NUMBER AND EMAIL ADDRESS.

MEPF-Nom

In re Solutia Inc. Case No. 03-17949 (PCB)

THIS MASTER EQUITY PURCHASE FORM MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AT THE ADDRESS LISTED BELOW, BEFORE 2:00 P.M., EASTERN TIME, ON DECEMBER 6, 2007, OR THE RIGHTS TRANSMITTED HEREBY WILL NOT BE COUNTED.

FINANCIAL BALLOTING GROUP LLC
757 THIRD AVENUE, 3RD FLOOR
NEW YORK, NEW YORK 10017
TELEPHONE: (646) 282-1800

PLEASE NOTE: THE SUBSCRIPTION AGENT WILL NOT ACCEPT MASTER EQUITY PURCHASE FORMS BY FACSIMILE TRANSMISSION OR ELECTRONIC MAIL.

MEPF-Nom

In re Solutia Inc. Case No. 03-17949 (PCB)

NOTE ABOUT PAYMENT

Following the Expiration Date, a notice will be sent to you setting forth the Initial Rights your clients have elected to and are allowed to purchase, indicating the number of Additional Rights your clients have elected to and are allowed to exercise and setting forth the Total Exercise Price for such Rights. Payment for the underlying New Common Stock will be due by wire transfer within ten calendar days after the date of such notice. Any failure to timely pay for the exercise of such Rights will result in a revocation and relinquishment of such Rights.

MEPF-Nom

In re Solutia Inc. Case No. 03-17949 (PCB)

INSTRUCTIONS FOR COMPLETING THE MASTER EQUITY PURCHASE FORM

EXPIRATION DATE/SUBSCRIPTION AGENT:

The Expiration Date for the Exercise of Rights is 2:00 p.m., Eastern time, on December 6, 2007. To elect to participate in the Equity Purchase Offering, you must complete, sign, and return this Master Equity Purchase Form so that it is received by the Subscription Agent at the following address no later than the Expiration Date:

Financial Balloting Group LLC
757 Third Avenue, 3rd Floor
New York, New York 10017
646-282-1800

In order to effect a subscription on behalf of any Beneficial Owner, you must take the following steps:

a. Review the certification in Item 1;

b. In Item 2 of this Master Equity Purchase Form, indicate the aggregate number of shares of common stock of Solutia to participate in the Equity Purchase Offering, as transmitted to you by the beneficial owners of common stock of Solutia. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). Please include information on the number of shares of common stock of Solutia held, the maximum number of Initial Shares for which the account is eligible to subscribe, the number of Initial Shares the account elects to purchase, and the number of Additional Shares the account elects to purchase;

c. Review the certification in Item 3 of the Master Equity Purchase Form;

d. In Item 3, sign and date the Master Equity Purchase Form, and provide the remaining information requested;

e. If additional space is required to respond to Item 2 on the Master Equity Purchase Form, please use additional sheets of paper containing the requested information;

f. Contact the Subscription Agent to arrange for delivery of the completed Master Equity Purchase Form to its offices; and

g. Deliver the completed, executed Master Equity Purchase Form so as to be received by the Subscription Agent before the Expiration Date. For each completed, executed Form returned to you by a beneficial owner, either forward such Form (along with your Master Equity Purchase Form) to the Subscription Agent or retain such Form in your files for one year from the Expiration Date.

h. As soon as practicable after the registration statement filed with the SEC on Form S-1 is declared “effective” by the SEC, a notice will be sent to you setting forth the Initial Rights your clients have elected to and are allowed to purchase, indicating the number of Additional Rights your clients have elected to and are allowed to exercise and setting forth the Total Exercise Price for such Rights. Payment for the underlying New Common Stock will be due by wire transfer or by certified bank or cashier’s check delivered to the Subscription Agent within ten Calendar days after the date of such notice. Any failure to timely pay for the exercise of such Rights will result in a revocation and relinquishment of such Rights.

MEPF-Nom

In re Solutia Inc. Case No. 03-17949 (PCB)

PLEASE NOTE:

No Form or Master Equity Purchase Form shall constitute or be deemed to be proof of a Claim or equity interest or an assertion of a Claim or equity interest.

No fees, commissions, or other remuneration will be payable to any broker, bank, dealer, nominee, or other person for soliciting elections to participate in the Rights Offering. Solutia will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Forms and other enclosed materials to the beneficial owners of the Equity Interests held by you as a nominee or in a fiduciary capacity.

Please see the Equity Purchase Offering Procedures, which have been distributed to Eligible Stockholders and are discussed in Section VII.C.2 of the Disclosure Statement for additional information about the Equity Purchase Offering.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER EQUITY PURCHASE FORM OR THE EQUITY PURCHASE OFFERING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER EQUITY PURCHASE FORMS, EQUITY PURCHASE FORMS, THE DISCLOSURE STATEMENT, EQUITY PURCHASE OFFERING PROCEDURES, OR OTHER RELATED MATERIALS, PLEASE CALL THE SUBSCRIPTION AGENT, FINANCIAL BALLOTING GROUP LLC AT 646-282-1800.

MEPF-Nom

8